Subscription Agreement

As of October __, 2011

To the Board of Directors of
Andina Acquisition Corp.:

Gentlemen:

The undersigned hereby subscribes for and agrees to purchase _____ warrants (“Warrants”), each to purchase one ordinary share of Andina Acquisition Corp. (the “Corporation”), at $0.50 per Warrant, for an aggregate purchase price of $_____ (“Purchase Price”).  The closing of the purchase of the Warrants shall occur simultaneously with the consummation of the Corporation’s initial public offering of securities (“IPO”).  EarlyBirdCapital, Inc. is acting as representative of the underwriters in the IPO.  The Warrants will be sold to the undersigned on a private placement basis and not as part of the IPO.

At least 24 hours prior to the effective date of the registration statement filed in connection with the IPO (“Registration Statement”), the undersigned shall wire the Purchase Price to Graubard Miller, as escrow agent (“Escrow Agent”), to hold in a non-interest bearing account until the Corporation consummates the IPO.  Simultaneously with the consummation of the IPO, the Escrow Agent shall deposit the Purchase Price, without interest or deduction, into the trust fund (“Trust Fund”) established by the Corporation for the benefit of the Corporation’s public shareholders as described in the Corporation’s registration statement relating to the IPO (“Registration Statement”), pursuant to the terms of an Investment Management Trust Agreement to be entered into between the Corporation and Continental Stock Transfer & Trust Company.  In the event that the IPO is not consummated within 14 days of the date the Purchase Price is delivered to the Escrow Agent, the Escrow Agent shall return the Purchase Price to the undersigned, without interest or deduction.

The undersigned represents and warrants that he/she/it has been advised that the Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”); that he/she/it is acquiring the Warrants for his/her/its account for investment purposes only; that he/she/it has no present intention of selling or otherwise disposing of the Warrants in violation of the securities laws of the United States; that he/she/it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act; that he/she/it is familiar with the proposed business, management, financial condition and affairs of the Corporation; and that he/she/it understands that if the Corporation does not complete a Business Combination (defined below), the Warrants will expire worthless.

The undersigned agrees that he/she/it shall not sell or transfer the Warrants or any underlying securities until after the Corporation consummates a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination (“Business Combination”) with one or more businesses or entities (except for transfers (i) to officers, directors and employees of the Company and, if the undersigned is an entity, as a distribution to partners, members or stockholders of the undersigned upon the liquidation and dissolution of the undersigned, (ii) by bona fide gift to a member of the undersigned’s immediate family or to a trust, the beneficiary of which is the undersigned or a member of the undersigned’s immediate family for estate planning purposes, (iii) by virtue of the laws of descent and distribution upon death of the undersigned, (iv) pursuant to a qualified domestic relations order, or (v) by private sales at prices no greater than the price at which the Warrants were originally purchased, in each case on the condition that such transfers may be implemented only upon the respective transferee’s written agreement to be bound by the transfer restrictions of this Subscription Agreement and the Warrant Agreement to be entered into between the Corporation and Continental Stock Transfer & Trust Company and filed as an exhibit to the Registration Statement).  [In addition, the undersigned agrees that, in accordance with FINRA Rule 5110(g)(1), it will not sell, transfer, assign, pledge or hypothecate any Warrant (in whole or in part) or any interest herein for a period of 180 days following the effective date of the Registration Statement to anyone other than (i) an underwriter or a selected dealer participating in the IPO or (ii) any successor, officer or partner of EarlyBirdCapital, Inc. or of any such underwriter, selected dealer or successor.][EarlyBirdCapital's agreement only].  The undersigned acknowledges that the certificates for such Warrants shall contain a legend indicating such restriction on transferability.

[In addition, the undersigned agrees that, with respect to the Warrants and notwithstanding any terms to the contrary contained in that certain Registration Rights Agreement entered into between the Corporation and the investors listed on the signature page thereto (including the undersigned), (i) the undersigned shall not be entitled to more than one demand registration right at the Corporation's expense, (ii) the undersigned shall not have any demand registration rights with a duration of more than five years from the date of effectiveness or the commencement of sales of the public offering, and (iii) the undersigned shall not have any piggyback registration rights with a duration of more than seven years from the date of effectiveness or the commencement of sales of the public offering.][EarlyBird's Agreement Only]

The Warrants will be identical to the warrants underlying the units being offered by the Corporation in the IPO except that the Corporation hereby acknowledges and agrees that the Warrants shall not be redeemable by the Corporation and shall be exercisable on a cashless basis by surrendering such Warrants for that number of ordinary shares of the Corporation equal to the quotient obtained by dividing (x) the product of the number of ordinary shares of the Corporation underlying the Warrants, multiplied by the difference between the Warrant exercise price and the “Fair Market Value” (defined below) by (y) the Fair Market Value, in each case so long as the Warrants are held by the undersigned or his permitted transferees; provided, however, that no cashless exercise shall be permitted unless the Fair Market Value is higher than the exercise price.  The “Fair Market Value” shall mean the average reported last sale price of the ordinary shares of the Corporation for the 10 trading days ending on the day prior to the date the Corporation receives the exercise notice.

Each party hereto hereby acknowledges that the underwriters of the IPO are third party beneficiaries of this Subscription Agreement, and this Subscription Agreement may not be modified or changed without the prior written consent of EarlyBirdCapital, Inc.

Very truly yours,

Agreed to:

Andina Acquisition Corp.

By:
Name:
Title:

Graubard Miller, solely as Escrow Agent

By:
Name:
Title: